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                                                                     EXHIBIT 1.1

                                1,650,000 Shares

                             ANAREN MICROWAVE, INC.

                                  Common Stock

                                                                November__, 1997


CIBC Oppenheimer Corp.
Needham & Company, Inc.
Pacific Growth Equities, Inc. as
   Representatives of the Several Underwriters
c/o CIBC Oppenheimer Corp.
Oppenheimer Tower
World Financial Center
New York, New York 10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

         Anaren Microwave, Inc., a New York corporation (the Company"), and the persons listed on Schedule I to this Agreement (the "Selling Stockholders") propose to sell to you and the other underwriters named on Schedule II to this Agreement (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), an aggregate of 1,650,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value (the "Common Stock"), of which 1,000,000 shares will be sold by the Company and 650,000 shares will be sold by the Selling Stockholders, as set forth on Schedule I hereto. In addition, the Company and certain of the Selling Stockholders, as indicated on Schedule I to this Agreement, propose to grant to the Underwriters an option to purchase up to an additional 247,500 shares (the "Option Shares") of Common Stock, of which 172,500 shares will be purchased from the Company and 75,000 shares will be purchased from certain of the Selling Stockholders as set forth on Schedule I hereto for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."
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                  1.       Sale and Purchase of the Shares.

         On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Company and the Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at $_____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on Schedule II to this Agreement.

                  (b) The Company and certain of the Selling Stockholders, as indicated on Schedule I to this Agreement, grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase. No Option Shares shall be sold or delivered unless the Firm Shares have been or simultaneously are sold and delivered.

                  2. Delivery and Payment. Delivery by the Company and the Selling Stockholders of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer of next day funds or certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company and to the Custodian, on behalf of the Selling Stockholders, shall take place at the offices of CIBC Oppenheimer Corp., at Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

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         In the event the option with respect to the Option Shares is exercised, delivery by the Company and the applicable Selling Stockholders of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company and to the Custodian, on behalf of the applicable Selling Stockholders, shall take place at the offices of CIBC Oppenheimer Corp. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares
Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in
Section 1(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                  3. Registration Statement and Prospectus; Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-39015), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof), of the related preliminary prospectus and of all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have heretofore been delivered by the Company to you. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules). Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (and the exhibits to such incorporated documents) pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the

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Registration Statement or the prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

         The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

                  4. Representations and Warranties of the Company and the Selling Stockholders.

                  (a) The Company and the Selling Stockholders hereby severally represent and warrant to each Underwriter as follows:

                           (i) The Company and the transactions contemplated by
                  this Agreement meet the requirements for using Form S-3 under the Securities Act. On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act, and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any

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                  amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company and the Selling Stockholders make no representation or warranty as to the paragraphs with respect to stabilization and passive market making on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company and the Selling Shareholders acknowledge that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                           (ii) The Incorporated Documents heretofore filed,
                  when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied, in all material respects, with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, any further Incorporated Documents when filed will comply, in all material respects, with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder; no such Incorporated Document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                           (iii) All contracts and other documents required to
                  be filed as exhibits to the Registration Statement or to any of the Incorporated Documents have been filed with the Commission as exhibits to the Registration Statement or to the applicable Incorporated Document, as the case may be.

                           (iv) The consolidated financial statements of the
                  Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations and cash flows and stockholders' equity and the other information purported to be shown therein of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements have been

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                  prepared in conformity with generally accepted accounting
                  principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made.

                           (v) KPMG Peat Marwick LLP, whose reports are filed
                  with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                           (vi) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of New York. Anaren Microwave, Ltd., a company organized under the Companies Act of England and Wales, and Anaren V.I. Inc., a company organized in the U.S. Virgin Islands, are the only subsidiaries of the Company, and each has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction. The Company and each of its subsidiaries (hereinafter collectively referred to as the "Company") is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, lease or license any asset or material property or conduct any business outside the United States of America. The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus, and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under state securities). To the Company's knowledge, all of the properties now or formerly owned or leased by the Company, all research and manufacturing operations conducted thereon (including discharges and

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                  emissions therefrom) and all research and manufacturing
                  equipment now or formerly used at said properties, have been and are in compliance with all Federal, state, local and foreign statutes, ordinances, regulations, rules and standards concerning or relating to industrial hygiene and the protection of health, safety, welfare and the environment (collectively, "the Environmental Laws"), except to the extent that any failure to be in compliance, singly or in the aggregate, would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. The Company has not received notice, and does not have knowledge, of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against it or said property relating to any of the Environmental Laws.

                           (vii) The Company owns or possesses adequate and
                  enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how, proprietary techniques, including processes and substances, and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. The Company has not received any notice of, and does not have any knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. The Company is not aware of any infringement of any of the Company's Intangibles by any third party which could have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (viii) The Company has good title to each of the
                  items of personal property which are reflected in the financial statements referred to in Section 4(a)(iv) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus or those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.


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                           (ix) There is no litigation or governmental or other
                  proceeding or investigation before any court or before or by any public body or board pending or, to the Company's knowledge, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or business of, the Company which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (x) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business;
                  (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (b) entered into any transaction not in the ordinary course of business or (c) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                           (xi) There is no document or contract of a character
                  required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not described or filed as required. Each agreement listed in the exhibits to the Registration Statement or any Incorporated Document is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms, assuming the due authorization, execution and delivery therefor by each of the other parties thereto. Neither the Company nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default in any such case, which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term,

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                  covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (xii) The Company is not in violation of any term or
                  provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (xiii) Neither the execution, delivery and
                  performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the charter or by-laws of the Company, except for such consents or waivers which have already been obtained and are in full force and effect.

                           (xiv) The Company has an authorized and outstanding
                  capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, other than options issued on November 10, 1997, to purchase an aggregate of 84,500 shares of the Company's Common Stock issued pursuant to the Company's stock option plans, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.


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                           (xv) No holder of any security of the Company has the
                  right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder. Each director and executive officer of the Company and each Selling Stockholder has delivered to the Representatives an enforceable written agreement that he or it will not, for a period of 90 days after the date of this Agreement, sell, offer, contract to sell, make any short sale, pledge, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable exercisable for any other rights to purchase or acquire Common Stock without the prior written consent of the CIBC Oppenheimer Corp.

                           (xvi) All necessary corporate action has been duly
                  and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                           (xvii) The Company is not involved in any labor
                  dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (xviii) No transaction has occurred between or among
                  the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                           (xix) The Company has not taken, nor will it take,
                  directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                           (xx) The Company has filed all Federal, state, local
                  and foreign tax returns which are required to be filed by it through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all

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                  assessments received by it to the extent that the same are material and have become due.

                           (xxi) The Company was in compliance with all
                  restrictions and covenants under the Credit Facility Agreement, dated October 1, 1996 by and between the Company and Manufacturers and Traders Trust Company and the related Term Note, Revolving Credit Note and Security Agreement, each dated October 1, 1996 by and between the Company and Manufacturers and Traders Trust Company (together, the "Credit Facility"), including but not limited to the minimum tangible net worth, the ratio of cash flows to maturities and leverage ratio, at September 30, 1997 [and as of the date hereof].

                           (xxii) The Shares have been duly authorized for
                  quotation on Nasdaq National Market.

                  (b) Each Selling Stockholder severally represents and warrants to each Underwriter and the Company as follows:

                           (i) All authorizations and consents necessary for the
                  execution and delivery by it of this Agreement and the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder have been given and are in full force and effect on the date hereof and will be in full force and effect on the Firm Shares Closing Date (and, if applicable, the Option Shares Closing Date).

                           (ii) Such Selling Stockholder has, and on the Firm
                  Shares Closing Date (and, if applicable, the Option Shares Closing Date) will have, good and valid title to the Shares to be sold by such Selling Stockholder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever, and will have full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

                           (iii) Upon delivery of and payment for such Shares
                  hereunder, the several Underwriters will acquire valid and unencumbered title to such Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

                           (iv) The consummation by such Selling Stockholder of
                  the transactions contemplated herein and the fulfillment by such Selling Stockholder of the terms hereof will not result in a violation or breach of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or of any order, rule or regulation applicable to such Selling Stockholder of any court or of any regulatory body of an administrative agency or other governmental body having jurisdiction.

                           (v) Such Selling Stockholder has not taken and will
                  not take, directly or indirectly, any action designed to or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common

                  Stock, and such Selling Stockholder is not aware of any such action taken or to be taken by affiliates of such Selling Stockholder.

                           (vi) When the Registration Statement becomes
                  effective and at all times subsequent thereto, such information in the Registration Statement and Prospectus and any amendments or supplements thereto as specifically refers to such Selling Stockholder will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (vii) Certificates in negotiable form representing
                  all of the Shares to be sold by such Selling Stockholder hereunder have been placed in the custody of the Company (the "Custodian") under a Custody Agreement (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder, with the Custodian having the authority to deliver the Shares to be sold by such Selling Stockholder hereunder, and such Selling Stockholder has duly executed and delivered a Power of Attorney (the "Power of Attorney") appointing Lawrence A. Sala and Joseph E. Porcello as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with the Attorneys-in-Fact having authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholder as provided in Section 1(a), to authorize the delivery of the Shares to be sold by it hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

                           (viii) The Shares represented by the certificates
                  held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Custodians under the Custody Agreement and of the Attorneys-in-Fact under the Power of Attorney, are to that extent irrevocable.

                           (ix) The obligations of such Selling Stockholder
                  hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or by the occurrence of any other event, and if any Selling Stockholder should die or become incapacitated, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of each Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Custodian pursuant to the Custody Agreement or by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodians or Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity or other event.

                           (x) Such Selling Stockholder is not prompted to sell
                  shares of Common Stock by any information concerning the Company which is not included or incorporated by reference in the Registration Statement or the Prospectus.

                  (c) Any certificates signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholders to each Underwriter as to the matters covered thereby.

                  5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a) of this Agreement.

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                  (c) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to this Section 5 shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it and them at or before such Closing Date.

                  (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the

         Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                  (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the Selling Stockholders to the effect that (i) the representations and warranties of the Selling Stockholders in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and (ii) such Selling Stockholders have performed all covenants and agreements and have satisfied all conditions contained in this Agreement required to be performed or satisfied by the Selling Stockholders at or prior to such Closing Date.

                  (f) The Representatives shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date a signed letter from KPMG Peat Marwick LLP addressed to the Representatives and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives.

                  (g) The Representatives shall have received on each Closing Date from Bond, Schoeneck & King, LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Anaren Microwave, Ltd. and Anaren V.I. Inc. are the only subsidiaries of the Company and each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (ii) The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties as described in the Registration Statement and the Prospectus and conduct its business as now being conducted, as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under state securities laws).

                           (iii) To such counsel's knowledge, all of the properties now or formerly owned or leased by the Company or any subsidiary, all research and manufacturing operations conducted thereon (including discharges and emissions therefrom) and all research and manufacturing equipment now or formerly used at said properties, have been and are in compliance with all Federal, state, local and foreign statutes, ordinances, regulations, rules and standards concerning or relating to industrial hygiene and the protection of health, safety, welfare and the environment (collectively, "the Environmental Laws"), except to the extent that any failure to be in compliance, singly or in the aggregate, would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. To such counsel's knowledge, the Company has not received notice of and does not have knowledge, of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against it or said property relating to any of the Environmental Laws.

                           (iv) The authorized and issued capital stock of the Company is as set forth in the Registration Statement and the Prospectus, except for issuances and forfeitures subsequent to the date of the information provided in the Registration Statement and Prospectus pursuant to employee stock plans and/or option agreements referred to in the Prospectus; the certificates evidencing the Shares are in due and proper legal form under New York law and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right or any provision of any agreement to which, to such counsel's knowledge, the Company is a party. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right or any provision of any agreement to which, to such counsel's knowledge, the Company is a party. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus or in any Incorporated Document.

                           (v) The agreement of each director and executive officer of the Company and each Selling Stockholder stating that they will not directly or indirectly sell, offer, contract to sell, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into, or exercisable for other rights to purchase or acquire Common Stock for a period of 90 days from the date of this Agreement, without the prior written consent of CIBC Oppenheimer Corp., has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                           (vi) The Company is qualified to file a Registration Statement with the Commission using Form S-3. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the execution and filing of the Registration Statement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

                           (vii) To such counsel's knowledge, after due inquiry, neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver (which consent or waiver has not previously been obtained) under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation or violate any provision of the charter or by-laws of the Company.

                           (viii) To such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a Party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default would have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (ix) The Company is not in violation of any term or provision of its charter or by-laws or to such counsel's knowledge any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material and adverse effect on the assets or properties, businesses, result of operations, prospects or condition (financial or otherwise) of the Company.

                           (x) No consent, approval, authorization, license, certificate, permit or order of any court or governmental agency or body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, including without limitation the sale of the Shares, except such as have been obtained under the Securities Act and such as may be required under state securities laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                           (xi) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (xii) The statements in the Prospectus under the captions ["Description of Capital Stock," "Liquidity and Capital Resources," "Risk Factors - Shares Eligible for Future Sales" and "Shares Eligible for Future Sale,"] insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. To such counsel's knowledge, all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement or any Incorporated Document have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                           (xiii) To such counsel's knowledge, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or, except as described in the Registration Statement, to demand registration of any security of the Company.

                           (xiv) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules, and the Incorporated Documents (except for the financial statements and schedules, and other financial and statistical data included therein, as to which such counsel need not express an opinion), when they were filed with the Commission appeared on their face to comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                           (xv) The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such counsel's knowledge, are threatened, pending or contemplated.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York and the Federal laws of the United States; provided that such counsel shall state that, in their opinion, the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (h) The Representatives shall have received on each Closing Date from Bond, Schoeneck & King, LLP, counsel to the Selling Stockholders, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) Each Selling Stockholder has duly authorized,
                  executed and delivered the Custody Agreement and Power of Attorney (a) appointing the Company as such Selling Stockholder's Custodian with authority to take custody of and deliver the Shares as represented by certificates on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement and
                  (b) appointing Lawrence A. Sala and Joseph E. Porcello, as such Selling Stockholder's attorneys-in-fact with authority to execute and deliver this Agreement on behalf of such Selling Stockholder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Power of Attorney.

                           (ii) This Agreement has been duly executed and
                  delivered on behalf of the Selling Stockholders and this Agreement constitutes the legal, valid and binding obligation of each Selling Stockholder enforceable against each Selling Stockholder in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

                           (iii) Each Selling Stockholder has full legal right
                  and any approval required by law (other than as required by state securities laws) to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder.

                           (iv) No consent, approval, authorization or order of
                  any court, or governmental agency or body is required for consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Stockholder hereunder except such as may be required under state securities laws.

                           (v) To such counsel's knowledge, each Selling
                  Stockholder has good and valid title to the Shares being sold by such Selling Stockholder hereunder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests;

                           (vi) To such counsel's knowledge, upon delivery of
                  the Shares to be sold by each Selling Stockholder pursuant to this Agreement and payment therefor as contemplated herein, and assuming that the Underwriters purchase such Shares in good faith and without notice of an adverse claim, each Selling Stockholder will have transferred to the Underwriters good and valid title to the Shares being sold by such Selling Stockholder on the Closing Date, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

                           (vii) The agreement of each Selling Stockholder
                  stating that he or it will not, directly or indirectly, sell, offer, contract to sell, make any short sale, pledge or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for any other rights to purchase or acquire Common Stock for a period of 90 days from the date of this Agreement without the prior written consent of CIBC Oppenheimer Corp. has been duly and validly delivered by each Selling Stockholder and constitutes the legal, valid and binding obligation of each Selling Stockholder, enforceable against such Selling Stockholder in accordance with the terms thereof, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, as to matters involving laws of any jurisdiction other than the State of New York or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to them and to counsel for the Underwriters; and as to all matters of fact, upon certificates and written statements of the Selling Stockholders.

                  (i) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Hale and Dorr LLP, counsel to the Underwriters ("Hale and Dorr"), a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Hale and Dorr such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (j) The Representatives shall have received on each Closing Date from the Company and the Selling Stockholders such other certificates or documents as may be reasonably requested by the Representatives.

         6.       Covenants of the Company.

         (A) The Company covenants and agrees as follows:

                  (a) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities

         Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document that upon filing becomes an Incorporated Document unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                  (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                  (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and such number of copies of

         Incorporated Documents (including all exhibits thereto and amendments thereof) as the Representatives may request, and shall furnish to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                  (e) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                  (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and shall furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                  (g) Without the prior written consent of the Representatives, for a period of 90 days after the date of this Agreement, the Company shall not issue, sell, offer, contract to sell, make any short sale pledge or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exchangeable or exercisable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to existing stock option plans.

                  (h) On or before completion of the offering, the Company shall make all filings required under applicable securities law and by the Nasdaq National Market.

         (B) The Company agree to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company and the Selling Stockholders under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the

Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters;
(iii) the registration or qualification of the Shares for offer and sale under the securities laws of the various jurisdictions referred to in Section 6(A)(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section 6 to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(A)(f); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Stockholders to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence.

         7.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto (or in any Incorporated Document), or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities (or actions in respect thereof) arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein; and provided, further, that the Company shall not be liable to any Underwriter with respect to any preliminary prospectus or any preliminary prospectus supplement, to the extent that any such loss, claim, damage or liability of such Underwriter results solely form an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was corrected in the Prospectus, if the Company shall sustain the burden of proving that (i) such Underwriter sold Shares to the person alleging such loss, claim, damage or liability without sending or giving or making available electronically, at or prior to the written confirmation of such sale, a copy of the Prospectus to such person, (ii) delivery of a Prospectus was required under the Securities Act, and (iii) the Company delivered to such Underwriter copies of such Prospectus in such quantities as it shall have reasonably required. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus or any amendment thereof or supplement thereto (or in any Incorporated Document), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities (or actions in respect thereof) arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein; and provided further that the obligation of each Selling Stockholder to indemnify the Underwriters (and any controlling persons thereof) shall be limited to the net proceeds received by such Selling Stockholder from the Underwriters hereunder. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, each officer of the Company who signs the Registration Statement and each Selling Stockholder to the same extent as the foregoing indemnity from the Company and each Selling Stockholder to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the paragraphs relating to stabilization and passive market making on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereto) and each Selling Stockholder shall be limited to the net proceeds received by the Company and each such Selling Stockholder from such Underwriter hereunder.

                  (d) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a), 7(b) or 7(c) shall be available to any party who shall fail to give notice as provided in this Section 7(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this
         Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent (which consent shall not be unreasonably withheld or delayed).

                  8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 7(a) and 7(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company or the Selling Stockholders, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company or the Selling Stockholders from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by, as applicable, the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company or by the Selling Stockholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus.

The relative fault of the Company and the Selling Stockholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company and the Selling Stockholders shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 8. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent (which consent shall not be unreasonably withheld or delayed). The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

                  9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Stockholders, at any time,

                  (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets in the United States; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, on the American Stock Exchange or on the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or
         (v) if a banking moratorium has been declared by any state or Federal authority, or

                  (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, the Company and the Selling Stockholders shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company and the Selling Stockholders, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Selling Stockholders will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Stockholders or the other Underwriters for damages occasioned by its failure or refusal.

                  10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                  (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                  (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

         In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company and the Selling Stockholders, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Stockholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  11. Default of Selling Stockholders. Failure or refusal by any of the Selling Stockholders to sell and deliver on the Closing Date the Shares agreed to be sold and delivered by such Selling Stockholder shall in no manner relieve the other Selling Stockholders or the Company of their respective obligations under this Agreement. If any Selling Stockholder should fail or refuse to sell and deliver his or its Shares, the remaining Selling Stockholders shall have the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number of Shares to be sold by all Selling Stockholders as set forth in Schedule I. If the remaining Selling Stockholders do not fully exercise the right to increase the number of Shares to be sold by them, the Underwriters, at your option, will have the right to elect to purchase or not to purchase the Shares to be sold by the Company and the remaining Selling Stockholders. In the event the Underwriters purchase the Shares of the Company and such other Selling Stockholders pursuant to this Section 11, the Closing Date shall be postponed for a period of not more than five business days in order that the Registration Statement and Prospectus or other documents may be amended or supplemented if and to the extent necessary under the provisions of the Act and the Rules and Regulations or under the securities laws of any jurisdiction. If the Underwriters determine not to purchase the Shares of the Company and the other Selling Stockholders, if any, this Agreement shall terminate and neither the Company nor the Underwriters nor any other Selling Stockholder shall be under any obligation under this Agreement except as provided in Sections 6(B), 7, 8 and 9.

                  12. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Selling Stockholders, the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company, and directors and officers of the Company, and their respective successor and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Representatives, c/o CIBC Oppenheimer Corp., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention: Equity Syndicate,
(b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement and (c) if to the Selling Stockholders, to
                   ---------------------------.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                         Very truly yours,

                                         ANAREN MICROWAVE, INC.


                                         By
                                              ------------------------------
                                                  Title:

                                         SELLING STOCKHOLDERS

                                         By:
                                              ------------------------------
                                                  as Attorney-in-Fact

                                         By:
                                              ------------------------------
                                                  as Attorney-in-Fact



Confirmed:

CIBC Oppenheimer Corp.

----------------------------

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule II annexed hereto.

By CIBC Oppenheimer Corp.

By
    ------------------------
         Title:

                                   SCHEDULE I

                              Selling Stockholders


                   Number of                        Number of
                  Firm Shares                       Option Shares
Name              to be Sold                        to be Sold
----              ----------                        ----------





                 ---------------                    ----------------

TOTAL
                 ===============                    ================

                                   SCHEDULE II

                                                            Number of
                                                            Firm Shares to
Name                                                        be Purchased
----                                                        ------------

CIBC Oppenheimer Corp.
Needham & Company, Inc.
Pacific Growth Equities, Inc.

                                                            ------------

                                          Total
                                                            ============